UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 5, 2009


                               BARRICODE, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 ______________________________________________
                 (State or other jurisdiction of incorporation)


                                   333-143750
                            ________________________
                            (Commission File Number)


                                   20-4662814
                        _________________________________
                        (IRS Employer Identification No.)


                             112 NORTH CURRY STREET
                            CASON CITY, NEVADA 89703
               __________________________________________________
               (Address of principal executive offices)(Zip Code)


                                 (775) 284-3769
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The Board of Directors of Barricode, Inc., a Nevada corporation ("Barricode"), approved amendments to its Articles of Incorporation increasing the number of authorized shares of common stock from 75,000,000 to 200,000,000 and concurrently effecting a two-for-one (2:1) forward split of Barricode's issued and outstanding shares of common stock. Both the Board of Director and the holder of the majority of the holders of common stock approved the forward split and the increase in the authorized. The forward split was effective as of the opening of business on March 5, 2009. As a result of the forward stock split, each share of Barricode's common stock issued and outstanding on such date was split into two shares of common stock.

A copy of the Certificate of Change, effecting an amendment to Barricode's Articles of Incorporation for the forward stock split is filed herewith as
Exhibit 3.1.2

A copy of the Certificate of Amendment, effecting an amendment to Barricode's Articles of Incorporation for the increase in the authorized is filed herewith as Exhibit 3.1.3.


ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

Effective March 5, 2009, Barricode filed with the Secretary of State of the State of Nevada (i) a Certificate of Amendment to its Articles of Incorporation increasing the number of authorized shares of Common Stock from 75,000,000 to 200,000,000, and (ii) A Certificate of Change effecting a two-for-one (2:1) forward split of Barricode's shares of common stock issued and outstanding on such date. A description of the forward split is disclosed in Item 3.03 of this Current Report on Form 8-K, which description is incorporated herein by this reference.


ITEM 8.01 OTHER EVENTS

Barricode's new ticker symbol for its shares of common stock quoted on the Over-the-Counter Bulletin Board, in connection with the for the forward split, is "BCDI".


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

The following exhibit is filed as part of this report:

3.1.2  Certificate of Change
3.1.3  Certificate of Amendment


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BARRICODE, INC.
                                  (Registrant)


Date: March 5, 2009


                                 By: /s/ THOMAS DELANEY
                                 ______________________
                                 Name:  Thomas Delaney
                                 Title: President



















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